                AmeriCredit Automobile Receivables Trust 2000-1
                                BALANCE SHEET

                               October 18, 2000

                                    ASSETS

Cash.                                          $1,000
                                               ------
Total Assets                                   $1,000
                                               ======


                         LIABILITIES AND TRUST PRINCIPAL

Interest in Trust                              $1,000
                                               ------
Total liabilities and trust principal          $1,000
                                               ======

The accompanying notes are an integral part of this financial statement.

                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-1

                      NOTES TO FINANCIAL STATEMENT


------------------

1.  NATURE OF OPERATIONS:

    AmeriCredit Automobile Receivables Trust 2000-1 (the "Trust"), was formed in the State of Delaware on October 11, 2000. The Trust has been inactive since that date.

    The Trust was organized to engage exclusively in the following business and financial activities: to acquire motor vehicle retail installment sale contracts from AFS SenSub Corp. and any of its affiliates; to issue and sell notes collateralized by its assets; and to engage in any lawful act or activity and to exercise any power that is incidental and is necessary or convenient to the foregoing. AFS SenSub Corp., is a Nevada corporation which is a wholly owned subsidiary of AmeriCredit Financial Services, Inc.

2.  CAPITAL CONTRIBUTION:

    AFS SenSub Corp. purchased, for $1,000, a 100% beneficial ownership interest in the Trust on October 18, 2000.

                         COMPOSITION OF THE RECEIVABLES
                                     2000-1





                                                             New                            Used                     Total
                                                         ------------------          ----------------    ----------------------

Aggregate Principal Balance                               $179,845,662.64              $320,154,306.97           $499,999,969.61

Number of Receivables in Pool                                      10,432                       24,665                    35,097

Percent of Pool by Principal Balance                               35.97%                       64.03%

Average Principal Balance                                      $17,239.81                   $12,980.11                $14,246.23
     Range of Principal Balances                   ($613.08 to $51,539.99)      ($271.28 to $52,099.57)

Weighted Average APR                                               18.06%                        19.86%                    19.21%
     Range of APRs                                     (10.95% to 28.00%)             (9.95% to 30.00%)

Weighted Average Remaining Term                                        63                           57                        59
     Range of Remaining Terms                             (3 to 72 months)             (3 to 72 months)

Weighted Average Original Term                                         65                           61                        62
     Range of Original Terms                             (24 to 72 months)            (18 to 72 months)



(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE






                             Aggregate Principal
                             Balance as of Cutoff           Percent of Aggregate                Number of      Percent of Number of
   APR Range (1)                    Date                    Principal Balance (2)              Receivables        Receivables (2)
   -------------             --------------------          ---------------------               -----------     ---------------------

9.000% to 9.999%                    152,024.50                      0.03%                            7                     0.02%
10.000% to 10.999%                   40,952.96                      0.01%                            2                     0.01%
11.000% to 11.999%                  163,867.58                      0.03%                            7                     0.02%
12.000% to 12.999%                8,711,104.29                      1.74%                          515                     1.47%
13.000% to 13.999%                5,386,839.38                      1.08%                          282                     0.80%
14.000% to 14.999%               14,913,864.41                      2.98%                          841                     2.40%
15.000% to 15.999%               18,358,803.45                      3.67%                        1,080                     3.08%
16.000% to 16.999%               53,038,205.62                     10.61%                        3,035                     8.65%
17.000% to 17.999%              108,250,995.01                     21.65%                        6,821                    19.43%
18.000% to 18.999%               57,396,187.41                     11.48%                        4,160                    11.85%
19.000% to 19.999%               46,526,851.75                      9.31%                        3,207                     9.14%
20.000% to 20.999%               60,003,056.23                     12.00%                        4,661                    13.28%
21.000% to 21.999%               52,728,956.44                     10.55%                        4,058                    11.56%
22.000% to 22.999%               28,916,055.31                      5.78%                        2,284                     6.51%
23.000% to 23.999%               30,412,837.81                      6.08%                        2,630                     7.49%
24.000% to 24.999%               12,141,678.37                      2.43%                        1,202                     3.42%
25.000% to 25.999%                1,981,105.79                      0.40%                          213                     0.61%
26.000% to 26.999%                  455,727.73                      0.09%                           47                     0.13%
27.000% to 27.999%                  245,953.62                      0.05%                           23                     0.07%
28.000% to 28.999%                   53,724.46                      0.01%                            7                     0.02%
29.000% to 29.999%                  115,522.25                      0.02%                           14                     0.04%
30.000% to 30.999%                    5,655.24                      0.00%                            1                     0.00%
                             -----------------                    ------                        ------                   ------
TOTAL                        $  499,999,969.61                    100.00%                       35,097                   100.00%
                             =================                    =======                       ======                   ======



(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)  Percentages may not add to 100% because of rounding.





        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                     2000-1







                             Aggregate Principal
                             Balance as of Cutoff           Percent of Aggregate                Number of       Percent of Number of
       State                        Date                    Principal Balance (1)              Receivables         Receivables (1)
   -------------             --------------------           ---------------------               -----------    ---------------------


Alabama                           8,446,579.34                      1.69%                          558                     1.59%
Arizona                          18,568,023.10                      3.71%                        1,320                     3.76%
California                       58,200,169.73                     11.64%                        3,960                    11.28%
Colorado                          6,462,810.66                      1.29%                          438                     1.25%
Connecticut                       5,447,106.21                      1.09%                          386                     1.10%
Delaware                          1,974,361.81                      0.39%                          135                     0.38%
Florida                          42,678,306.72                      8.54%                        2,960                     8.43%
Georgia                          18,449,612.03                      3.69%                        1,252                     3.57%
Illinois                         19,461,965.28                      3.89%                        1,359                     3.87%
Indiana                           9,880,265.12                      1.98%                          704                     2.01%
Iowa                              2,633,936.58                      0.53%                          184                     0.52%
Kansas                            3,664,764.80                      0.73%                          254                     0.72%
Kentucky                          6,188,021.62                      1.24%                          471                     1.34%
Louisiana                         9,530,546.02                      1.91%                          616                     1.76%
Maine                             1,590,036.89                      0.32%                          132                     0.38%
Maryland                          9,691,563.24                      1.94%                          674                     1.92%
Massachusetts                     6,999,374.73                      1.40%                          564                     1.61%
Michigan                         15,571,202.40                      3.11%                        1,065                     3.03%
Minnesota                         7,408,977.09                      1.48%                          499                     1.42%
Mississippi                       3,713,982.34                      0.74%                          254                     0.72%
Missouri                          6,926,576.46                      1.39%                          494                     1.41%
Nebraska                          1,478,187.02                      0.30%                          103                     0.29%
Nevada                            6,450,547.20                      1.29%                          489                     1.39%
New Hampshire                     2,270,363.06                      0.45%                          178                     0.51%
New Jersey                       14,012,802.41                      2.80%                          997                     2.84%
New Mexico                        3,138,990.58                      0.63%                          226                     0.64%
New York                         20,752,559.61                      4.15%                        1,454                     4.14%
North Carolina                   15,057,268.95                      3.01%                        1,084                     3.09%
Ohio                             20,125,960.46                      4.03%                        1,548                     4.41%
Oklahoma                          4,330,807.92                      0.87%                          334                     0.95%
Oregon                            1,738,962.59                      0.35%                          141                     0.40%
Pennsylvania                     25,956,474.85                      5.19%                        1,873                     5.34%
Rhode Island                      1,800,651.38                      0.36%                          148                     0.42%
South Carolina                    5,534,997.46                      1.11%                          383                     1.09%
Tennessee                         8,285,159.84                      1.66%                          609                     1.74%
Texas                            66,409,481.64                     13.28%                        4,351                    12.40%
Utah                              2,460,971.65                      0.49%                          182                     0.52%
Virginia                         13,005,913.12                      2.60%                        1,004                     2.86%
Washington                        8,784,142.81                      1.76%                          650                     1.85%
West Virginia                     3,341,560.62                      0.67%                          238                     0.68%
Wisconsin                         7,373,649.60                      1.47%                          516                     1.47%
Other (2)                         4,202,334.67                      0.84%                          310                     0.88%
                             -----------------                    ------                        ------                   ------
TOTAL                       $   499,999,969.61                    100.00%                       35,097                   100.00%
                             =================                    =======                       ======                   ======

(1)  Percentages may not add to 100% because of rounding.
(2)  States with principal balances less than $1,000,000.